Net Profits Interest (Predecessor [Member])	12 Months Ended
Dec. 31, 2013
Predecessor [Member]
Significant Acquisitions and Disposals [Line Items]
Net Profits Interest
NET PROFITS INTEREST

In July 2011, RSP entered into a $175.0 million financing agreement to convey a 25% net profits interest ("NPI") to ACTOIL. The NPI conveys 25% of the oil and natural gas sales less associated direct capital expenditures and lease operating expenses from substantially all the oil and natural gas properties held by RSP effective January 1, 2011. RSP maintains a separate net profits interest account ("NPI Account") maintained on a cash basis, as defined in the agreement governing the NPI.

The calculation to determine if amounts are to be distributed to ACTOIL for its interest is determined on a quarterly basis by RSP. ACTOIL does not fund its proportionate share of direct capital expenditures or lease operating expenses as the expenses are funded by the Predecessor and reimbursed through the NPI calculation. When the cumulative oil and natural gas sales, net of associated direct capital expenditures and lease operating expenses attributable to the NPI is a negative number, then the distribution is zero for such calendar quarter and such cumulative negative amount is carried forward. When the cumulative NPI calculation becomes a positive number at the end of a calendar quarter, a distribution will be made to ACTOIL for its share of net profits. If the NPI Account has a deficit balance at the end of a calendar quarter, ACTOIL incurs interest to RSP on the cumulative deficit balance at varying annual rates depending on the amount of the deficit balance. This interest is added to the cumulative deficit balance.

As of December 31, 2013 and 2012, the NPI Account had a cumulative deficit balance of approximately $8.3 million. The deficit balance attributable to the NPI Account is not recorded in the Predecessor's balance sheet at December 31, 2013 or 2012 because ACTOIL is not obligated to pay such balance. As such time that the NPI computation reflects a net positive balance at the end of a quarter, the positive balance will be reflected as a payable to ACTOIL in the balance sheet and a distribution to ACTOIL will be reflected in the combined statement of operations for that quarter.

In December 2012, RSP, ACTOIL and other minority non-operating working interest owners sold an undivided 32.35% interest in certain assets for an aggregate purchase price of $110.0 million to Resolute. In addition, RSP and the other sellers sold Resolute the Option for $5.0 million as described in Note 3. ACTOIL's share of the proceeds, after escrowed items, was approximately $15.8 million. ACTOIL used these proceeds, along with subsequent escrow releases, to reduce the cumulative deficit balance of the NPI Account. The proceeds were applied dollar for dollar to reduce the NPI deficit balance as of the date of the sale and recorded as a long-term NPI payable.

As described in Note 3, in March 2013, Resolute exercised the right to acquire the 67.65% remaining interest in these assets from RSP, ACTOIL and other working interest owners for an additional purchase price before adjustments of $230.0 million. ACTOIL's share of the proceeds, after escrowed items and adjustments, was approximately $31.8 million. ACTOIL used $21.1 million of these proceeds to first reduce the cumulative deficit balance of the NPI Account to zero. The Predecessor recorded the $21.1 million proceeds as a long-term NPI payable in the accompanying balance sheet. The remaining proceeds of $10.7 million were distributed to ACTOIL.